UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
April 28, 2009
Date of Report
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard
Pasadena, California	91103

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT LIST
EX-3.2
EX-99.1
EX-99.2

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
Avery Dennison Corporation’s (the “Company”) news release dated April 28, 2009, regarding its preliminary, unaudited financial results for the first quarter of 2009. This information is being furnished (not filed) under this Form 8-K. Additionally, the Company will discuss its preliminary financial results during a webcast and teleconference call today at 2:00 p.m. (EDT). To access the webcast and teleconference call, please go to the Company’s Web site at http://www.investors.averydennison.com.
Avery Dennison Corporation’s presentation dated April 28, 2009, regarding its preliminary financial review and analysis for the first quarter of 2009, is attached hereto as Exhibit 99.2. This information is being furnished (not filed) under this Form 8-K. Additionally, this information is available on the Company’s Web site at http://www.investors.averydennison.com.
Section 5 — Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 23, 2009, the Board of Directors of the Company authorized the amendment and restatement of the Company’s Bylaws (as amended and restated to date, the “Amended and Restated Bylaws”). Effective as of April 23, 2009, the Amended and Restated Bylaws were amended to clarify a number of provisions and to address certain recent changes in Delaware law. The primary changes implemented by the amendments are described below.
1.	Nomination and Stockholder Business. Section 14 of Article II was amended to, among other things:
(i)	require a stockholder nominating a director or proposing business to be considered at a stockholders meeting to update and supplement its notice, if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof;

(ii)	require a stockholder nominating a director or proposing other business to be considered at a stockholders meeting to include the following information in its notice: the class and number of shares owned (beneficially and of record) by the stockholder; a description of any agreements the stockholder has with affiliates or third parties concerning the stockholder proposal or director nomination; a description of any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares the stockholder has with respect to the Company’s stock; a representation that the stockholder is entitled to vote at the meeting and intends to attend the meeting to present the proposal or director nomination; and whether the stockholder intends to conduct a proxy solicitation; and

(iii)	require a stockholder nominating a director or proposing other business to be considered at a stockholders meeting to comply with both the advance notice requirements pursuant to the Company’s Amended and Restated Bylaws (other than for such matters brought properly under and in compliance with Rule 14a-8 of the Securities and Exchange Act of 1934, as amended from time to time (the “Exchange Act”)) and the applicable rules and regulations promulgated under the Exchange Act.
2.	Indemnification and Insurance. Section 1 of Article VI was amended to revise existing indemnification and expense advancement provisions to clarify that such provisions:
(i)	constitute a contract between the Company and the indemnified person that vests at the time of such person’s service to or at the request of the Company;

(ii)	cannot be terminated by the Company, Board of Directors or the stockholders of the Company with respect to a person’s service prior to the date of such termination; and

(iii)	protect the rights of, and apply to, both current and former directors and officers.
3.	Records and Reports. To avoid inconsistencies with Section 220 of the Delaware General Corporation Law, which governs a stockholder’s right of access to books and records, former Article VII has been deleted in its entirety.
The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 3.2 hereto and incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
3.2   Bylaws, as amended and restated
99.1 On April 28, 2009, Avery Dennison Corporation issued a news release announcing its preliminary, unaudited financial results for the first quarter ending April 4, 2009.
99.2 On April 28, 2009, Avery Dennison Corporation provided a presentation regarding its preliminary financial review and analysis for the first quarter ending April 4, 2009.

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this report on Form 8-K and in Exhibit 99.1 and Exhibit 99.2 are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to risks and uncertainties relating to investment in development activities and new production facilities; fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the financial condition and inventory strategies of customers; customer and supplier concentrations; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; impact of competitive products and pricing; selling prices; business mix shift; volatility of capital and credit markets; credit risks; ability of the Company to obtain adequate financing arrangements and to maintain access to capital; fluctuations in interest rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings, including a previous government investigation into industry competitive practices, and any related proceedings or lawsuits pertaining thereto or to the subject matter thereof related to the concluded investigation by the U.S. Department of Justice (“DOJ”) (including purported class actions seeking treble damages for alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation), as well as the impact of potential violations of the U.S. Foreign Corrupt Practices Act; changes in governmental regulations; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; worldwide and local economic conditions; impact of epidemiological events on the economy and the Company’s customers and suppliers; acts of war, terrorism, natural disasters; and other factors.
The Company believes that the most significant risk factors that could affect its financial performance in the near-term include (1) the impact of economic conditions on underlying demand for the Company’s products and on the carrying value of its assets; (2) the impact of competitors’ actions, including pricing, expansion in key markets, and product offerings; (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume; (4) potential adverse developments in legal proceedings and/or investigations, including possible fines, penalties, judgments or settlements; and (5) the ability of the Company to achieve and sustain targeted cost reductions.
For a more detailed discussion of these and other factors, see Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in the Company’s Form 10-K, filed on February 25, 2009. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.
The financial information presented in the news release, included as an Exhibit to this Current Report, represents preliminary, unaudited financial results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: April 28, 2009	By:	/s/ Daniel R. O’Bryant

		Name:	Daniel R. O’Bryant
		Title:	Executive Vice President, Finance and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

3.2	Bylaws, as amended and restated

99.1	News release dated April 28, 2009.

99.2	Presentation dated April 28, 2009.